SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant   [ X ]

Filed by a party other than the registrant   [   ]

Check the appropriate box:

[   ]   Preliminary proxy statement

[   ]   Confidential, For Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

[   ]   Definitive Proxy Statement

[ X ]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               HS RESOURCES, INC.
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

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        (2)    Aggregate number of securities to which transaction applies:

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        (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (5)    Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount Previously Paid:

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        (2)    Form, Schedule or Registration Statement No.:

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        (3)    Filing Party:

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        (4)    Date Filed:

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                                                              HS RESOURCES, INC.
                                                     COMMISSION FILE NO. 0-18886


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FOR IMMEDIATE RELEASE
July 11, 2001

     INTERNET VOTING NOT AVAILABLE FOR REGISTERED HS RESOURCES STOCKHOLDERS

San Francisco, California -- Stockholders of HS Resources Inc. (NYSE:HSE) should by now have received a proxy statement-prospectus concerning the Special Meeting of HS stockholders to be held on August 1, 2001. This meeting is being held to consider and vote upon the proposal to adopt the Agreement and Plan of Merger dated as of May 13, 2001, as amended, among Kerr-McGee Corporation, Kerr-McGee Holdco, Inc., HS Resources, Inc., Kerr-McGee Merger Sub, Inc. and HS Resources Merger Sub, Inc.

HS Resources, Inc. would like to inform its registered stockholders that the internet voting option for voting at the Special Meeting has not been working, due to technical difficulties experienced by its transfer agent, Computershare Investors Services, LLC. This does not affect stockholders who are voting through their broker. We do not know when these difficulties will be corrected. Your vote is very important and we would appreciate your voting promptly utilizing either the telephone voting option or by physical proxy. We apologize for this inconvenience.

HS Resources, Inc. is an independent oil and gas exploration and development company with active projects in the D-J Basin, Gulf Coast, Mid-Continent and Northern Rocky Mountain regions. The common stock of HS Resources, Inc. is traded on the New York Stock Exchange under the symbol "HSE".

Contact:    Theodore Gazulis
            Vice President

            415-433-5795
            tgazulis@hsresources.com

            www.hsresources.com